UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2022, the Board of Directors (the “Board”) of Dana Incorporated (the “Company”) appointed Ernesto M. Hernández to the Board effective immediately.

Mr. Hernández, 63, is a veteran mobility-industry executive with extensive knowledge of product engineering, manufacturing, planning, program management, sales, marketing, and the aftermarket. He recently retired from General Motors after a 40-year career culminating in the role of president and managing director of General Motors, Mexico. Mr. Hernández also serves on the boards of BRP Inc., the recreational products business previously owned by Bombardier Inc.; and Constellation Brands, Inc., a producer of beers, wines, and distilled spirits.

Mr. Hernández will receive the same compensation for his services as will be consistent with that of the Company’s other non-employee directors. There are no arrangements or understandings between Mr. Hernández and any other persons pursuant to which Mr. Hernández was selected as a director, and there are no transactions in which Mr. Hernández has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Also, the Company announced today that Raymond E. Mabus, Jr., will not stand for re-election at the Company’s 2022 Annual Meeting of Shareholders and will retire from the Board, effective the date of the Company’s 2022 Annual Meeting of Shareholders.

A copy of the Company’s press release regarding the actions above is being filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report.

Exhibit No.	Description

99.1	Dana Incorporated Press Release dated January 4, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Dated: January 4, 2022	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel & Secretary